PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS




                                 January 1, 1988


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                 PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS
                                 January 1, 1988

      1. PURPOSE. The Plan is designed to provide a method of deferring payment to non-employee Directors of their fees and annual retainers, as fixed from time to time by the Board of Directors, until termination of their services on the Board.
      2. PLAN PERIODS. The first Plan Period shall commence upon the election of Directors at the 1987 Annual Stockholders' Meeting and terminate upon the election of Directors at the 1988 Annual Stockholders' Meeting. Subsequent Plan Periods shall relate to successive similar periods between Annual Stockholders Meetings.
      3. ADMINISTRATION. The Plan shall be administered by a Committee consisting of the Chief Executive Officer of the Company and two other officers appointed by him. The Committee shall have the power to interpret the Plan and, subject to its provisions, to make all determinations necessary or desirable for the Plan's administration.
      4.    PARTICIPATION.
            (a) An individual who serves as a Director and is not otherwise employed by the Company or any of its subsidiaries shall be eligible to participate in the Plan if he elects to have payment of his annual retainer, his fees or his annual retainer and fees in respect of a Plan Period deferred as provided herein.
            (b) The election shall be made by written notice on Schedule A to the Plan filed with the Company's Secretary prior to the first day of such Plan Period or, in the case of a Director who first becomes eligible during a Plan Period, not later than 30 days after he first becomes eligible. Each such election shall be irrevocable.
      5.    DEFERRED COMPENSATION ACCOUNTS.
            (a) An account shall be established for each eligible, electing Director (a "Participant") which shall be designated as his Deferred Compensation Account. If a Participant elects to have payment deferred of his annual retainer, the amount of the annual retainer payable to him with respect to a Plan Period shall be credited, in four equal installments on or about the last day of June, September, December and March in the Plan Period to which such retainer relates, to his Deferred Compensation Account, subject to the provisions of
                  Section 5(c). If a Participant elects to have payment deferred of his fees, the amount of each fee payable to him for attendance at a meeting during a Plan Period shall be credited to his Deferred Compensation Account on or about the first business day following such meeting. The Company shall not be required to segregate any amounts credited to
                  the   Deferred   Compensation   Accounts,   which  shall  be

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                  established  merely as an  accounting  convenience.  Amounts credited to the Deferred Compensation Accounts shall at all times remain solely the property of the Company subject to the claims of its general creditors and available for the Company's use for whatever purpose desired.
            (b)   The  amounts  credited  to a Deferred  Compensation  Account shall accrue interest each calendar quarter at an annual rate equal to the rate charged by The Chase Manhattan Bank, N.A., on the first business day of such calendar quarter for prime commercial loans of 90-day maturity (based on actual numbers of days, 360 days to the year), plus 1/2 of 1%. Such interest shall be computed on the average daily balance in a Deferred Compensation Account during each such calendar quarter and shall be credited to such Account and compounded on the last day of March, June, September and
                  December.   Interest   shall   continue  to  accrue  and  be
                  compounded on the unpaid balance in a Deferred Compensation Account until such Account is fully distributed.
            (c)   If,  prior  to  the  end  of a Plan  Period,  a  Participant
                  becomes  an   employee   of  the   Company  or  one  of  its
                  subsidiaries or dies or ceases for any reason to be a Director, or if the effective date of participation by a Participant for any Plan Period shall be other than the first day thereof, he will be entitled to be credited with that proportion of the annual retainer for the full Plan Period which the number of days of his participation in the Plan during such Plan Period bears to the total number of days in such Plan Period.
      6.    PAYMENT.
            (a)   Following termination of a Participant's service on the Board,
                  the  Company  shall   distribute  his  Deferred   Compensation
                  Account.
            (b)   By written  notice on  Schedule A to the Plan filed with the
                  Company's  Secretary,   a  Participant  may  elect  to  have
                  distribution of his Deferred Compensation Account commence either (l) within thirty (30) days after the date he ceases to be a Director of the Company, or, in the alternative,
                  (2) in the month of January of any calendar year following termination of the Participant's service on the Board, but
                  not  later   than  the  month  of  January   following   the
                  Participant's 71st birthday, unless the Participant is still a Director at such time, in which case distribution shall commence within thirty (30) days after the date he ceases to be a Director. Any such election, or any change in such election (by such subsequent written notice to the Secretary of the Company), shall apply only to future deferrals. In the event no election is made as to the
                  commencement  of  distribution,   such  distribution   shall
                  commence within 30 days after the date the Participant ceases to be a Director of the Company. The actual date that distribution shall commence shall be a date within the appropriate period determined by the Committee in its sole discretion.
            (c) By written notice on Schedule A to the Plan filed with the Company's Secretary, a Participant may elect to receive the distribution of his Deferred Compensation Account in the
                  form  of  (l)  one   lump-sum   payment,   or  (2)   monthly
                  distributions over a period selected by the Participant of up to ten years. Any such election, or any change in such
                  election  (by  such   subsequent   written   notice  to  the

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                  Secretary  of the  Company),  shall  apply  only  to  future deferrals. In the event a lump-sum payment is made under the Plan, the amount then standing to the Participant's credit in his Deferred Compensation Account, including interest at the rate provided in Section 5(b) to the date of distribution, shall be paid to the Participant on the date determined under Section 6(b). In the case of a distribution over a period of years, the Company shall pay to the Participant, commencing on the date determined under
                  Section  6(b),  monthly  installments  from the amount  then
                  standing  to  his  credit  in  his   Deferred   Compensation
                  Account, including interest on the unpaid balance at the rate provided in Section 5(b) to the date of distribution. The amount of each installment shall be determined by dividing the then unpaid balance, plus accrued interest, in the Participant's Deferred Compensation Account by the
                  number  of   installments   remaining  to  be  paid.   If  a
                  Participant does not make an election as to the manner of distribution of his Deferred Compensation Account, such
                  distribution   shall  be  made  in  the   form  of   monthly
                  installments paid over a five-year period. Notwithstanding the above, a Participant may at any time elect, by written notice to the Secretary of the Company, to have the monthly payments scheduled to be made to him within a tax year paid to him in one installment within such year.
            (d)   In the event of a  Participant's  death,  the balance of the
                  Participant's   Deferred   Compensation   Account  shall  be
                  distributed to the Participant's Beneficiary(ies) in annual installments over a period of not more than five years, in accordance with his election on Schedule B to the Plan filed with the Secretary of the Company. Any change in the period over which such payments are made shall only apply to future deferrals. Such distribution shall be made in a manner consistent with Section 6(c) of the Plan and shall commence within 30 days after the Participant's death, on a date within said month to be determined by the Committee in
                  its  sole   discretion.   Additional   annual  payments  for
                  distributions made over a period of more than one year shall be made on the yearly anniversaries of such date. In the event of a Participant's death after distribution of
                  this  Deferred  Compensation  Account  has  commenced,   any
                  election under this Section 6(d) shall not extend the time of payment of his Deferred Compensation Account beyond the time when distribution would have been completed if he had lived. A Participant may change Beneficiary designations by filing a subsequent Schedule B with the Secretary of the Company. If a Participant does not make an election as to the manner of distribution of his Deferred Compensation
                  Account in the event of his death, any such distribution shall be made as a lump-sum payment to his estate within 30 days after the Participant's death.
            (e) Notwithstanding any other provision of the Plan, if the Committee shall determine in its sole discretion that the time of payment of a Participant's Deferred Compensation Account should be advanced because of protracted illness or other undue hardship, then the Committee may advance the time or times of payment (whether before or after the Retirement Date) only if the Committee determines that an emergency beyond the control of the Participant exists and
                  which  would  cause  such   Participant   severe   financial
                  hardship if the payment of such  benefits were not approved.
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                  Any such  distribution  for hardship shall be limited to the amount needed to meet such emergency. A Participant who receives a hardship distribution may not reenter the Plan for twelve months after the date of such distribution. Any distribution for hardship under this Section 6(e) shall commence within thirty days after the Committee determines to make such hardship distribution.
            (f) Notwithstanding any other provision of the Plan if the Committee shall determine in its sole discretion that the time of payment of a Participant's Deferred Compensation Account should be advanced because it is important to terminate such Account in the interest of the Company, then the Committee may advance the time or times of payment (whether before or after the Retirement Date).
      7. ASSIGNMENT. No benefit under the Plan shall in any manner or to any extent be assigned, alienated, or transferred by any Participant or Beneficiary or subject to attachment, garnishment or other legal process.
      8. TERMINATION AND AMENDMENT. The Board may terminate the Plan at any time so that no further amounts shall be credited to Deferred Compensation Accounts or may, from time to time, amend the Plan, without the consent of Participants or Beneficiaries; provided, however, that no such amendment or termination shall impair any rights which have accrued under the Plan.


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                                                                      SCHEDULE A

                  DEFERRED COMPENSATION PLAN FOR DIRECTORS OF
           PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (THE "PLAN")

             Elections in Connection with Deferral of Compensation

Section 1   Election as to Compensation to be Deferred

      Note: THIS SECTION IS TO BE USED TO MAKE OR TO CHANGE AN ELECTION  UNDER
            SECTION 4 OF THE PLAN. ANY CHANGE IN ELECTION WILL ONLY APPLY TO SUBSEQUENT PLAN PERIODS.

      I hereby elect to defer, in accordance with the provisions of the Plan:

      __________  (a)   My retainer.

      __________  (b)   My fees.

      __________  (c)   My retainer and my fees.

Section 2.  Election as to Commencement of Distribution From Account

      Note: THIS  SECTION  IS TO BE USED (A) WHEN  FIRST  BECOMING  A DIRECTOR
            COVERED BY THE PLAN AND (B) PRIOR TO EACH ANNUAL MEETING IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

      I hereby elect, in accordance with the provisions of the Plan, to have distribution from my Account commence:

      __________        (a)   Within  thirty  (30) days  after I cease to be a
                        director of the Company.

      __________        (b)   In the  month of  January  after I cease to be a
                        director of the Company.

      __________        (c) In the month of  January,  _________,  (which is not
                        later than the January following my 71st birthday), unless I am a director of the Company at such time, in which case within 30 days after I cease to be a director of the Company.

                                              Participant's Initials__________
                                                                Date__________


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                                                                    SCHEDULE A-2

Section 3.  Election as to the Timing of the Distribution

      Note: THIS  SECTION  IS TO BE USED (A) WHEN  FIRST  BECOMING  A DIRECTOR
            COVERED BY THE PLAN AND (B) PRIOR TO EACH ANNUAL MEETING IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

      I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid:

      __________  (a)   In one lump sum.

      __________  (b)   In monthly  installments  over a period of  __________
years.

Date:__________



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Witness                                   Participant's Signature


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                                                                      SCHEDULE B

                  DEFERRED COMPENSATION PLAN FOR DIRECTORS OF
           PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (THE "PLAN")

Section 1.  Election as to Method of Distribution in Case of Death

      In case of my death, I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Deferred Compensation Account paid over a period of _________ year(s) to my Beneficiary(ies) designated in Section 2 hereof.

Section 2.  Designation of Beneficiary(ies)

      In the event of my death, I hereby designate the following individuals, fiduciaries or other entities, in their own right or in their representative capacity, in the proportions and in the priority of interest designated, to be the beneficiaries of any benefits owing to me, under the Plan.

      PRIMARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder. If any one or more of the primary beneficiaries designated hereunder shall predecease me, such beneficiary's share(s) shall be divided equally among the remaining primary beneficiaries.


                                    PROPORTIONATE
       NAME AND PRESENT              INTEREST OF           RELATIONSHIP
      ADDRESS OF PRIMARY               PRIMARY                  TO
       BENEFICIARY(IES)           BENEFICIARY(IES)          PARTICIPANT

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                                              Participant's Initials__________
                                                                Date__________


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                                                                    SCHEDULE B-2

      SECONDARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder only if all of my Primary Beneficiaries have predeceased me. If all Primary Beneficiaries have predeceased me and if any one or more of the Secondary Beneficiaries designated hereunder shall predecease me, such Secondary Beneficiary's share(s) shall be divided equally among the Secondary Beneficiaries.


                                    PROPORTIONATE
      NAME AND PRESENT               INTEREST OF           RELATIONSHIP
    ADDRESS OF SECONDARY              SECONDARY                 TO
      BENEFICIARY(IES)            BENEFICIARY(IES)          PARTICIPANT

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      ESTATE - In the event I have declined to designate a Beneficiary hereunder or if all of the Beneficiaries that I have designated predecease me, then all benefits payable under the Plan shall be payable to my Estate.

Date:__________


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Witness                                   Participant's Signature